Exhibit  10.1



                     Amended  and  Restated  Voting  Agreement
                     -----------------------------------------


     This Amended and Restated Voting Agreement (this "Agreement") is made as of
                                                       ---------
April 15, 1999, among LifeCell Corporation, a Delaware corporation (the "Company"), and the Stockholders (as defined below).

     Vector Later-Stage Equity Fund, L.P. ("Vector"), CIBC Wood Gundy Ventures, Inc. ("CIBC-WG"), and the other Persons identified as "Stockholders" on Annex A
                                                                         -------
attached hereto (collectively, the "Stockholders") and the Company are parties to that certain Securities Purchase Agreement dated November 18, 1996 (the "Purchase Agreement"), pursuant to which the Stockholders purchased shares of
 -------------------
the Company's Series B Preferred Stock, par value $.001 per share (the "Series B
                                                                        --------
Preferred"),  and warrants to purchase shares of the Company's common stock, par
---------
value  $.001  per share (each, a "Warrant").  The Investors and the Company also
                                  -------
are parties to that certain Voting Agreement dated November 18, 1996 (the "Voting Agreement"), entered into in connection with the Purchase Agreement. Subsequent to the execution and delivery of the Voting Agreement, certain events have occurred that have caused the Stockholders and the Company to desire to amend the Voting Agreement to take into account such events, and the Stockholders and the Company desire to enter into certain other amendments to the Voting Agreement. Accordingly, the Stockholders and the Company desire to enter into this Agreement to effect such amendments to the Voting Agreement by amending and restating the Voting Agreement in its entirety.

     The  Company  and  the  Stockholders  hereby  agree  as  follows:

1.     Certain  Definitions.
       --------------------

     Capitalized terms used but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

     "Stockholder Shares" means, as of any particular time, (i) any Common Stock
      ------------------
purchased or otherwise acquired by any Stockholder, (ii) any Common Stock issued or issuable directly or indirectly upon conversion of Preferred Stock or upon exercise of Warrants, in each case, owned by a Stockholder, (iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to Common Stock referred to in clause (i) or clause (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Preferred Stock or Warrants shall be deemed to be a Stockholder and the holder of Stockholder Shares issued or issuable upon conversion of such Preferred Stock or exercise of such Warrants
(as the case may be) in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the conversion or exercise thereof.

2.     Board  of  Directors.
       --------------------

     (a) From and after the date of this Agreement, each holder of Stockholder Shares shall vote all of its Stockholder Shares and shall take all other necessary or desirable actions within its control (whether in its capacity as a stockholder or as an officer or director of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for the purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

     (i) the maximum authorized number of directors on the Board shall be established initially at nine directors and shall be reduced in accordance with clauses (viii) and (ix) of this Section 2(a);

     (ii)     the  following  individuals  shall  be  elected  to  the  Board:

     (A) two representatives (the "Investor Directors") designated by holders of
                                   ------------------
a  majority  of  the  Underlying  Common Stock (the "Majority Investors"), which
                                                     ------------------
Investor Directors shall include one representative designated by Vector (the "Vector Representative"), which Vector Representative currently is K. Flynn
 ----------------------
McDonald,  and  one  representative  designated  by  CIBC-WG  (the  "CIBC-WG
  --                                                                 -------
Representative"),  which  CIBC-WG  Representative  currently is Lori G. Koffman;
--------------

     (B) the Chief Executive Officer of the Company (who currently is Paul G. Thomas), Stephen A. Livesey and Paul M. Frison (each, a "Company Director");
                                                             ----------------

     (C) one individual who is neither a member of the Company's management nor an employee or an officer of the Company (the "Initial Outside Director"), who currently is Michael E. Cahr, and two individuals jointly designated by the Investor Directors and the Company Directors each of whom is neither a member of the Company's management nor an employee or an officer of the Company (the "Additional Outside Directors"), one of which Additional Outside Directors
 ------------------------------
currently is David A. Thompson, and one of which directorships currently is vacant; and

     (D)  one representative (the "Medtronic Director") designated by Medtronic,
                                   ------------------
Inc.,  a  Minnesota corporation ("Medtronic"), who currently is James G. Foster;
                                  ---------

     (iii) the removal from the Board (with or without cause) of any Vector Representative, any CIBC-WG Representative or any Majority Investors Representative shall be at the written request of Vector, CIBC-WG or the Majority Investors, respectively, but only upon such written request and under no other circumstances;

     (iv) the removal from the Board (with or without cause) of any Company Director or the Initial Outside Director shall be at the written request of the majority of the other directors then in office, but only upon such written request and under no other circumstances;

     (v) the removal from the Board (with or without cause) of the Medtronic Director shall be only in accordance with and as contemplated by Section 6.3 of the Investment Agreement dated May 3, 1994 between the Company and Medtronic (the "Medtronic Investment Agreement"); provided that the Company shall not
       --------------------------------
agree to any amendment to such Section 6.3 without the prior consent of the Majority Investors;

     (vi) in the event that any Investor Director or any Additional Outside Director designated hereunder for any reason ceases to serve as a member of the Board during his or her term of office, the resulting vacancy on the Board shall be filled in the manner set forth above in clause (ii) of this Section 2(a) by a representative designated by the same group that designated the member that will no longer serve on the Board; provided that if such group fails to designate a representative to fill such vacancy, the election of an individual to fill such vacancy shall be accomplished in accordance with the Company's bylaws and applicable law; provided, further, that the Stockholders shall thereafter vote to remove such individual if the group which failed to designate a representative to fill such vacancy pursuant to this Section 2(a) so directs;

     (vii) in the event that the Initial Outside Director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall be filled by the vote of a majority of the other directors then in office;

     (viii) in the event that any Company Director (other than the Chief Executive Officer) for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy shall not be filled and the number of authorized directors on the Board shall be reduced by the number of such directors who have ceased to serve on the Board; and

     (ix) at such time when Medtronic no longer has the right to appoint a director pursuant to Section 6.3 of the Medtronic Investors Agreement, the number of authorized directors on the Board shall be reduced by one and the resulting directorship shall not be filled.

     (b) The Company shall pay all out-of-pocket travel and other expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof. So long as any Investor Director serves on the Board and for three years thereafter, the Company shall maintain directors and officers indemnity insurance coverage satisfactory to the Majority Investors, and the Company's certificate of incorporation and by laws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

     3.     Stockholder  Covenant.  No  holder of Stockholder Shares shall grant
            ---------------------
any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

     4.     Termination.  This  Agreement  shall  terminate  at the later of (i)
            -----------
such time when none of the Series B Preferred is outstanding and (ii) such time when the Company no longer has any obligation to deliver financial and other information to certain Investors pursuant to Section 6.8 of the Purchase Agreement.

     5.     Counterparts.  This  Agreement  may  be  executed  in  multiple
            ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     6.     Remedies.  Each  Stockholder shall be entitled to enforce its rights
            --------
under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. Each Stockholder hereby acknowledges that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that each Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     7.     Notices.  Any  notice  provided  for  in  this Agreement shall be in
            -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Stockholder at the address indicated on Annex A hereto (which
                                                           -------
address is the same address set forth on Annex A to the Voting Agreement ) or at
                                         -------
such address or to the attention of such other person (including any subsequent holder of Stockholder Shares) as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

     8.     Amendment  and  Waiver.  This Agreement may be amended, modified and
            ----------------------
supplemented, and compliance with any term, covenant, agreement or condition contained herein may be waived either generally or in particular instances, and either retroactively or prospectively, only by a written instrument executed by
(a) the Company and (b) the Majority Investors. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     9.     Governing  Law.  The  corporate  law  of the State of Delaware shall
            --------------
govern all issues and questions concerning the rights of the Company and the rights of the Stockholders relative to the Company. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     10.     Descriptive  Headings.  The  descriptive headings of this Agreement
             ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

     11.     Entire  Agreement.  This  Agreement sets forth the entire agreement
             -----------------
among the parties hereto with respect to the subject matter hereof, and supersedes any prior oral or written agreement among the parties, including without limitation thereto the Voting Agreement.

     12.     Holdings  of  Series  B  Preferred. Based on the Company's records,
             ----------------------------------
each  Stockholder  holds  the  shares of Series B Preferred set forth on Annex A
                                                                         -------
hereto.

     IN WITNESS WHEREOF, the Company and the undersigned Stockholders (constituting the Majority Investors) have executed this Agreement as of the day and year first above written.

                     LIFECELL  CORPORATION



                     By  /s/  Paul  G.  Thomas
                     -------------------------
                              Paul  G.  Thomas
                              President  and  Chief  Executive  Officer


                     VECTOR  LATER-STAGE  EQUITY  FUND,  LP

                     By  Vector  Fund  Management,  L.P.,  its  General  Partner


                     By  /s/  K.  Flynn  McDonald
                     ----------------------------
                       Name:  K.  Flynn  McDonald
                              -------------------
                       Title: Managing  Director
                              -------------------


                      CBIC  WOOD  GUNDY  VENTURES,  INC.


                     By  /s/  Lori  Koffman
                         ------------------------
                       Name:  Lori  Koffman
                              -------------------
                       Title: Managing  Director
                              -------------------

                                                                 ANNEX A

                     LISTING OF SERIES B SHAREHOLDERS

TAX ID NAME                                            TOTAL OUTSTANDING
Robert M. Adams                                                    1,652
Paul B. Ankin & Lois F. Ankin                                        264
John S. Bai                                                          230
Joseph Battipaglia                                                   158
Michael E. Cahr                                                      531
Chinook Equities Inc.                                                531
CIBC Wood Gundy Ventures Inc.                                     47,805
John Cirrito                                                         264
P. William Curreri                                                   425
James C. Gale Tr. of the James C. Gale Trust                         668
James C. Gale & Judith S. Haselton                                 1,644
Michael Gironta                                                    1,065
Gruntal & Co. Inc. Cust FBA Evan Kleinberg IRA                         3
Gruntal & Co. Inc. Cust FBA Bernard B. Salzman IRA                    56
Jeffrey Keeler                                                        42
Edward A Kerbs                                                       328
Douglas Kleinberg                                                    262
Michael J. Koblitz Tr. of the Marcus L. Koblitz Trust                 25
Michael J. Koblitz Tr. of the Lauren J. Koblitz Trust                 25
Michael J. Koblitz                                                    51
Smith Barney Inc. Cust Christopher C Kraft Jr.                       264
John Latshaw                                                          22
Stephen Livesey                                                      264
William J. McCluskey                                                 196
B. Michael Pisani                                                     30
Michael H. Richmond                                                  425
Barry Richter                                                        264
Joseph A. Russo                                                      163
Robert Sablowsky                                                     495
David Saks                                                           531
Don A. Sanders                                                       660
SBSF Biotechnology Fund LP                                         9,602
SBSF Biotechnology Partners LP                                     1,065
Richard L. Serrano                                                    51
Technology Funding Medical Partners ILP                            2,666
Vector Later-Stage Equity Fund LP                                 42,681
Stephen G. Weiss                                                     350
The Woodlands Venture Capital Company                              2,666